Exhibit 99.3

 Scan to view materials and vote  PROXY VOTING INSTRUCTIONS  SUNLINK HEALTH SYSTEMS, INC. 900 CIRCLE 75 PARKWAY  SUITE 690  ATLANTA, GEORGIA 30339  VOTE BY INTERNET – www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting  date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  VOTE BY PHONE – 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Voting Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  If you vote your proxy by internet or by telephone you do NOT need to mail back your proxy card.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   D91132-P79524  KEEP THIS PORTION FOR YOUR RECORDS   DETACH AND RETURN THIS PORTION ONLY                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  SUNLINK HEALTH SYSTEMS, INC.  For  Against Abstain  Vote on the SunLink merger proposal  1. To approve the Amended and Restated Agreement and Plan of Merger between SunLink Health Systems, Inc. (“SunLink”) and Regional Health Properties, Inc. (“Regional”), dated as of April 15, 2025, as amended (as such agreement may be subsequently further amended, from time to time, the “Merger Agreement”) and the transactions contemplated thereby, including the merger of SunLink with and into Regional (the “merger”) (the “SunLink merger proposal”).        Vote on the SunLink advisory compensation proposal  For  Against  Abstain  2. To approve, on a non-binding, advisory basis, the SunLink merger-related compensation proposal (the ‘‘SunLink advisory compensation proposal”).  Vote on SunLink adjournment proposal        For  Against  Abstain  3. To approve the adjournment of the SunLink special meeting from time to time to solicit additional proxies in favor of the SunLink merger proposal or the SunLink advisory compensation proposal if there are insufficient votes at the time of such adjournment to approve the SunLink merger proposal or the SunLink advisory compensation proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the ‘‘SunLink adjournment proposal’’).        NOTE: TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.  THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” PROPOSALS 1, 2, AND 3 AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  Yes  No  Please indicate if you plan to attend this meeting.      NOTE: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.  Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice and the Joint Proxy Statement/Prospectus are available at www.proxyvote.com.                                            M50571-P30448  SPECIAL MEETING OF SHAREHOLDERS OF  SUNLINK HEALTH SYSTEMS, INC.  June 25, 2025  P  R  X  Y  THIS PROXY IS SOLICITED ON BEHALF OF THE SUNLINK BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS.  The undersigned hereby appoints Robert M. Thornton, Jr and C. Michael Ford, and either of them, with O power of substitution to each, the proxies of the undersigned to vote the common shares of the undersigned at the special meeting of shareholders of SUNLINK HEALTH SYSTEMS, INC. to be held at 10:00 AM Eastern Time on July 29, 2025, at Hyatt House Hotel, 3595 Cumberland Blvd., Atlanta, Georgia 30339,  and any adjournments thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement, and in their discretion upon any matter that may properly come before the special meeting or any adjournments thereof. The undersigned hereby revokes any previously submitted proxies.  (To be signed, dated, and voted on reverse side.)